INDEX TO FINANCIAL STATEMENTS
                          of Federal Insurance Company

Financial Statements
     Balance Sheets (Statutory Basis) as of September 30, 1998 and December
     31, 1997...............................................................F-1
     Statements of Income (Statutory Basis) for Three Months Ended September
     30, 1998 and 1997......................................................F-2
     Statements of Income (Statutory Basis) for Nine Months Ended September
     30, 1998 and 1997......................................................F-3
     Statements of Cash Flows (Statutory Basis) for Nine Months Ended
     September 30, 1998 and 1997............................................F-4
     Notes to Financial Statements..........................................F-5

THE FINANCIAL STATEMENTS OF FEDERAL INSURANCE COMPANY ("FEDERAL") INCLUDED HEREIN HAVE BEEN PREPARED ON A STATUTORY BASIS, RATHER THAN IN ACCORDANCE WITH GENERALLY ACCEPTED ACCOUNTING PRINCIPLES BECAUSE STATE INSURANCE DEPARTMENTS RESPONSIBLE FOR OVERSIGHT OF FEDERAL'S FINANCIAL CONDITION REQUIRE FINANCIAL STATEMENTS TO BE PRESENTED ON A STATUTORY BASIS. AS A RESULT, THE CHUBB CORPORATION DOES NOT PREPARE FINANCIAL STATEMENTS IN ACCORDANCE WITH GENERALLY ACCEPTED ACCOUNTING PRINCIPLES FOR FEDERAL, ITS WHOLLY OWNED SUBSIDIARY.

                            FEDERAL INSURANCE COMPANY
                        BALANCE SHEETS - STATUTORY BASIS
                 (Dollars in thousands except per share amounts)


                                                                            September 30,          December 31,
                                                                                 1998                  1997
                                                                          -------------------   --------------------
ADMITTED ASSETS

Invested Assets:
  Short Term Investments, at Amortized Cost                                $         763,392    $           714,065
  Tax Exempt Bonds, at Amortized Cost                                              5,885,410              5,221,481
  Taxable Bonds, at Amortized Cost                                                 1,676,320              1,922,965
  Equity Securities, at Market                                                       436,187                465,563
  Investments in Consolidated Subsidiaries                                         1,033,468              1,042,295
  Investments in Unconsolidated Subsidiaries                                         206,502                220,182
  Receivable for Securities                                                                -                 29,838
  Other Invested Assets                                                              245,507                237,340
                                                                          -------------------   --------------------
    Total Invested Assets                                                         10,246,786              9,853,729
Cash                                                                                (123,503)                 5,310
Premiums Receivable                                                                  582,134                625,601
Interest and Dividends Due and Accrued                                               119,050                126,395
Reinsurance Recoverable on Paid Losses                                                61,177                 49,763
Equities and Deposits in Pools and Associations                                       75,568                 66,276
Amounts Due from Associated Companies                                                 66,278                 51,388
Other Assets                                                                         367,640                174,057
                                                                          -------------------   --------------------
                                                                                  11,395,130             10,952,519
Deduct: Non-Admitted Assets                                                          180,059                127,261
                                                                          -------------------   --------------------
      Total Admitted Assets                                                $      11,215,071    $        10,825,258
                                                                          ===================   ====================



LIABILITIES AND SURPLUS TO POLICYHOLDERS


Outstanding Losses and Loss Expenses                                       $       6,365,229    $         6,065,735
Unearned Premiums                                                                  1,781,757              1,683,472
Working Funds Due to Manager                                                               -                136,598
Provision for Reinsurance                                                             48,419                 45,454
Accrued Expenses and Other Liabilities                                               388,887                338,883
                                                                          -------------------   --------------------
       Total Liabilities                                                           8,584,292              8,270,142
                                                                          -------------------   --------------------

Common Capital Stock                                                                  13,987                 13,987
Paid-In Surplus                                                                      378,890                378,890
Unassigned Funds                                                                   2,207,143              1,972,505
Unrealized Appreciation of Investments                                                30,759                189,734
                                                                          -------------------   --------------------
       Total Surplus To Policyholders                                              2,630,779              2,555,116
                                                                          -------------------   --------------------
       Total Liabilities and Surplus To Policyholders                      $      11,215,071    $        10,825,258
                                                                          ===================   ====================

       Common Capital Stock:
         Shares Authorized                                                         3,499,971              3,499,971
         Shares Issued and Outstanding                                             3,496,678              3,496,678
         Par Value Per Share                                               $               4    $                 4

                           See accompanying notes.

                            FEDERAL INSURANCE COMPANY
                     STATEMENTS OF INCOME - STATUTORY BASIS
                 Three Months Ended September 30, 1998 and 1997
                                 (in thousands)





                                                                                 1998                  1997
                                                                          -------------------   --------------------
Net Premiums Written                                                       $         885,219    $           875,257

Increase in Unearned Premiums
 Net of Accrued Retrospective Premiums                                                41,252                 49,606
                                                                          -------------------   --------------------
    Premiums Earned                                                                  843,967                825,651
                                                                          -------------------   --------------------

Losses and Loss Expenses                                                             587,114                554,119

Underwriting Expenses                                                                289,260                264,192

Dividends to Policyholders                                                             6,456                  6,128
                                                                          -------------------   --------------------
                                                                                     882,830                824,439
                                                                          -------------------   --------------------
    Underwriting Gain (Loss)                                                         (38,863)                 1,212
                                                                          -------------------   --------------------

Investment Income Before Expenses                                                    165,857                150,782

Realized Capital Gains                                                                30,502                 23,561

Investment Expenses                                                                    1,639                  1,671
                                                                          -------------------   --------------------
    Investment Income                                                                194,720                172,672
                                                                          -------------------   --------------------


Other Income (including gain or loss on foreign exchange)                              1,722                  2,296
                                                                          -------------------   --------------------
Income Before Federal and Foreign Income Tax                                         157,579                176,180

Federal and Foreign Income Tax Expense (Benefit)                                     (26,174)                57,246
                                                                          -------------------   --------------------
Net Income                                                                 $         183,753    $           118,934
                                                                          ===================   ====================

                           See accompanying notes.
                                      F-2

                            FEDERAL INSURANCE COMPANY
                     STATEMENTS OF INCOME - STATUTORY BASIS
                  Nine Months Ended September 30, 1998 and 1997
                                 (in thousands)




                                                                                 1998                  1997
                                                                          -------------------   --------------------
Net Premiums Written                                                       $       2,623,835    $         2,827,176

Increase in Unearned Premiums
 Net of Accrued Retrospective Premiums                                                98,285                409,271
                                                                          -------------------   --------------------
    Premiums Earned                                                                2,525,550              2,417,905
                                                                          -------------------   --------------------

Losses and Loss Expenses                                                           1,701,345              1,575,013

Underwriting Expenses                                                                836,602                847,902

Dividends to Policyholders                                                            19,289                 17,073
                                                                          -------------------   --------------------
                                                                                   2,557,236              2,439,988
                                                                          -------------------   --------------------
    Underwriting Loss                                                                (31,686)               (22,083)
                                                                          -------------------   --------------------

Investment Income Before Expenses                                                    486,824                814,279

Realized Capital Gains                                                                81,462                 39,167

Investment Expenses                                                                    6,456                  5,630
                                                                          -------------------   --------------------
    Investment Income                                                                561,830                847,816
                                                                          -------------------   --------------------


Other Loss (including gain or loss on foreign exchange)                              (12,902)                (3,156)
                                                                          -------------------   --------------------
Income Before Federal and Foreign Income Tax                                         517,242                822,577

Federal and Foreign Income Tax                                                        50,059                159,048
                                                                          -------------------   --------------------
Net Income                                                                 $         467,183    $           663,529
                                                                          ===================   ====================


                           See accompanying notes

                            FEDERAL INSURANCE COMPANY
                   STATEMENTS OF CASH FLOWS - STATUTORY BASIS
                  Nine Months Ended September 30, 1998 and 1997
                                 (in thousands)


                                                                                 1998                  1997
                                                                          -------------------   --------------------
Cash From Operations

Premiums Collected Net of Reinsurance                                      $       2,667,302    $         2,808,067
Losses and Loss Expenses Paid (net of salvage and subrogation)                     1,413,265                494,633
Underwriting Expenses Paid                                                           848,514                821,667
Other Underwriting Expenses                                                         (204,040)              (111,260)
                                                                          -------------------   --------------------
     Cash from Underwriting                                                          201,483              1,380,507

Investment Income (net of investment expense)                                        490,128                816,992
Other Expenses                                                                       (28,785)                (9,815)
Dividends to Policyholders Paid                                                      (13,361)                (5,147)
Federal Income Taxes Paid                                                            (40,756)              (143,924)
                                                                          -------------------   --------------------
     Net Cash from Operations                                                        608,709              2,038,613
                                                                          -------------------   --------------------

Cash From Investments

Proceeds from Investments Sold or Matured:
   Bonds                                                                           1,352,729              1,475,636
   Equity Securities                                                                 155,303                 61,695
   Other Invested Assets                                                              68,599                 61,318
   Miscellaneous Proceeds                                                                616                 33,775
                                                                          -------------------   --------------------
     Total Investment Proceeds                                                     1,577,247              1,632,424
                                                                          -------------------   --------------------

Cost of Investments Acquired: (Long Term Only)
   Bonds                                                                           1,753,305              3,040,926
   Equity Securities                                                                 177,436                121,889
   Other Invested Assets                                                              67,092                 47,476
   Miscellaneous Applications                                                          1,626                    298
                                                                          -------------------   --------------------
     Total Investments Acquired                                                    1,999,459              3,210,589
                                                                          -------------------   --------------------
     Net Cash from Investments                                                      (422,212)            (1,578,165)
                                                                          -------------------   --------------------

Cash From Financing and Miscellaneous Sources

Other Cash Provided                                                                      473                 16,908
                                                                          -------------------   --------------------

Cash Applied:
   Dividends to Stockholders Paid                                                    210,000                210,000
   Other Applications                                                                 56,456                      -
                                                                          -------------------   --------------------
     Total Cash Applied                                                              266,456                210,000
                                                                          -------------------   --------------------
     Net Cash from Financing and
       Miscellaneous Sources                                                        (265,983)              (193,092)
                                                                          -------------------   --------------------

Net Change in Cash and Short Term Investments                                        (79,486)               267,356

Cash and Short Term Investments:
     Beginning of Year                                                               719,375                687,906
                                                                          -------------------   --------------------
     End of Period                                                         $         639,889    $           955,262
                                                                          ===================   ====================

                             See accompanying notes.

                            FEDERAL INSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS

1.  General

               These financial statements have been prepared in conformity with accounting practices prescribed or permitted by the Indiana Insurance Department. Such accounting practices vary in certain respects from generally accepted accounting principles.

               The amounts included in this report are unaudited but include those adjustments, consisting of normal recurring items, which management considers necessary for a fair presentation. These financial statements should be read in conjunction with the 1997 statutory basis financial statements and related notes of the Federal Insurance Company (Company).

2.  Invested assets and related income

               Invested assets are carried at values prescribed by the National Association of Insurance Commissioners. Short term investments, which have an original maturity of one year or less, are carried at amortized cost. Bonds are generally carried at amortized cost. Equity securities are carried at market value. Investments in unconsolidated subsidiaries and other invested assets are accounted for on the equity basis.

               The cost of equity securities, investments in unconsolidated subsidiaries and other invested assets was as follows (in thousands):

                                                     Sept. 30,     Dec. 31,
                                                       1998          1997
                                                     _________     ________
        Equity Securities                            $459,382      $410,001
        Unconsolidated Subsidiaries                   181,681       173,362
        Other Invested Assets                         215,824       191,791

               The   estimated   market  value  of  bonds  was  as  follows  (in
thousands):

                                                     Sept. 30,     Dec. 31,
                                                       1998          1997
                                                     _________     ________
        Tax Exempt Bonds                             $6,294,077    $5,547,386
        Taxable Bonds                                 1,699,584     1,971,462

               Investment   income  includes   dividends  from  subsidiaries  of
      $107,000,000  and  $470,295,000  for the nine months  ended 1998 and 1997, respectively.

3.     Federal and foreign income tax

               The provision for federal and foreign income tax gives effect to differences between income for statutory reporting purposes and taxable income. The principal differences are (i) interest income on tax exempt bonds and (ii) the accelerated recognition of taxable income through the discounting of outstanding losses and loss expenses and the reduction of unearned premium reserves for tax purposes. No provision is made for deferred federal income tax.

                            FEDERAL INSURANCE COMPANY

4.  Outstanding losses and loss expenses

               A discussion of the 1993 Fibreboard asbestos-related settlement is presented in Note 8 of the notes to the 1997 statutory basis financial statements of the Company. The following developments during 1998 relate to the settlement.

               In January 1998, the United States Court of Appeals for the Fifth Circuit again affirmed the approval by a lower court of the global settlement agreement among Pacific Indemnity Company (a wholly-owned property and casualty insurance subsidiary of the Company), Continental Casualty Company (a subsidiary of CNA Financial Corporation), Fibreboard Corporation and attorneys representing claimants against Fibreboard. The settlement relates to an insurance policy issued to Fibreboard Corporation by Pacific Indemnity. The Pacific Indemnity policy was 100% reinsured by the Company. In April 1998, the objectors to the global settlement agreement petitioned the United States Supreme Court to review the decision. In June 1998, the Supreme Court announced it would review the decision of the lower court. A decision by the Supreme Court is not expected until 1999.

               The trilateral agreement among Pacific Indemnity, Continental Casualty and Fibreboard was never appealed to the United States Supreme Court and is final. The trilateral agreement will be triggered if the global settlement agreement is ultimately disapproved. As a result, management continues to believe that the uncertainty of the Company's exposure, as reinsurer of Pacific Indemnity, with respect to asbestos-related bodily injury claims against Fibreboard has been eliminated.
                                       F-6